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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2006

                             DELEK US HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                        001-32868              52-2319066
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of incorporation)                                        Identification No.)


830 CRESCENT CENTRE DRIVE, SUITE 300
         FRANKLIN, TENNESSEE                                     37067
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (615) 771-6701

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 24, 2006, Delek US Holdings, Inc. announced its results of operations for the quarter ended March 31, 2006. A copy of the press release relating thereto is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Shell company transactions.

                  Not applicable.

         (d)      Exhibits.

                  99.1 Press Release of Delek US Holdings, Inc. issued on May 24, 2006 relating to its results of operations for the quarter ended March 31, 2006.

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with General Instruction B.2 of Form 8-K, the information reported under Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation by reference language in such a filing, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DELEK US HOLDINGS, INC.

Date:  May 24, 2006

                              By:    /s/ Edward Morgan
                                     ------------------------------------------
                              Name:  Edward Morgan
                              Title: Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

99.1 Press Release of Delek US Holdings, Inc. issued on May 24, 2006 relating to its results of operations for the quarter ended March 31, 2006.